FOURTH QUARTER 2015 EARNINGS PRESENTATION JANUARY 21, 2016 Exhibit 99.2

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

Balance Sheet  Average loans of $18.3 billion were up $1.4 billion, or 8% from 2014 ‒ Average commercial loans grew $772 million, up 7% from last year ‒ Average consumer loans grew $642 million, up 10% from last year  Average deposits of $19.9 billion were up $2.3 billion, or 13% from last year Net Interest Income & Net Interest Margin  Net interest income of $676 million was down $5 million, or 1% from 2014  Net interest margin of 2.84% compared to 3.08% last year Noninterest Income & Noninterest Expense  Noninterest income of $328 million increased $38 million, or 13% from 2014 ‒ Core fee-based revenue increased $29 million from last year ‒ Mortgage banking increased $11 million from last year  Noninterest expense of $697 million was up $18 million, or 3% from 2014 ‒ Personnel expense increased $14 million due to the insurance business acquisition Net Income & ROCET1  Net income available to common shareholders of $181 million, or $1.19 per share  Return on average common equity Tier 1 of 9.9% Capital  2015 Dividends of $0.41 / common share, up 11% from 2014  Capital ratios remain strong with a common equity Tier 1 ratio of 9.5% at year end 2015 HIGHLIGHTS 2 Solid Earnings with Record Loans and Deposits

($33) $53 $131 $142 $214 $232 $675 CRE Investor 17% Construction 6% Commercial & Business 39% Res Mtg 30% Home Equity 6% Installment 2% LOAN PORTFOLIO – ANNUAL TRENDS 3 2015 Average Net Loan Change (from 2014) Loan Mix – 2015 Annual (Average) Home Equity & Installment Power & Utilities Oil & Gas Mortgage Warehouse Average Annual Loans ($ in billions) $4.3 $5.1 $5.8 $6.5 $7.0 $3.0 $3.4 $3.7 $4.0 $4.2 $3.9 $4.4 $4.6 $4.9 $5.5 $2.1 $1.8 $1.6 $1.5 $1.5 2011 2012 2013 2014 2015 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Installment $18.3 +14% % Chg +6% +4% +23% $15.7 +46% $16.8 $14.7 $13.3 (2%) +8% Residential Mortgage Commercial Real Estate General Commercial Loans

CRE Investor 18% Construction 6% Commercial & Business 37% Res Mtg 32% Home Equity 5% Installment 2% ($125) ($96) ($13) ($6) $29 $113 $187 LOAN PORTFOLIO – QUARTERLY TRENDS 4 4Q 2015 Average Net Loan Change (from 3Q 2015) Loan Mix – 4Q 2015 (Average) Home Equity & Installment Commercial Real Estate Residential Mortgage Power & Utilities Oil & Gas Mortgage Warehouse General Commercial Loans Average Quarterly Loans ($ in billions) $6.7 $7.0 $7.2 $7.1 $6.9 $4.1 $4.1 $4.1 $4.3 $4.4 $5.1 $5.2 $5.4 $5.7 $5.8 $1.5 $1.5 $1.5 $1.4 $1.4 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Installment $17.8 +3% % Chg +3% +4% (1%) $17.4 (1%) (2%) (20%) Total Commercial & Business (3%) $18.2 $18.5 $18.5

OIL AND GAS LENDING UPDATE 5 $754 $780 $757 $758 $752 2.26% 3.46% 3.43% 3.83% 5.58% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $500 $550 $600 $650 $700 $750 $800 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Period End Oil & Gas Loans Related Reserves % ($ in millions)  Borrowing base redeterminations are performed at least twice per year ‒ Based on detailed engineering reports and discounted cash flow forecast analysis  We proactively risk grade and reserve accordingly against our loan portfolio  Lower market pricing has led to downward rating migration within the portfolio  Increased reserves to $42 million at year end Portfolio Mix Underwriting  ~$1 billion in exposure  4% of total loans  Approximately 50 credits  ~40% of exposure is private- equity sponsored  Exclusively focused on the upstream sector  Exposure is approximately 65% oil and 35% gas1  100% of loans are reserve secured  ~96% of exposure is in shared national credits 1 – Based on borrowers’ % revenue from oil/gas

$3 $3 $7 $17 $27 $26 $29 $42 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Specific Energy Reserve Total Energy Related Reserve OIL AND GAS CREDIT PROFILE 6 Oil and Gas Loans Outstanding, $ millions 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Pass $725 $706 $658 $587 $522 Criticized / Classified 29 74 88 158 210 Nonaccrual - - 11 13 20 Total Oil and Gas Loans $754 $780 $757 $758 $752 Potential Problem Loans $ millions 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Oil and Gas $0 $39 $60 $84 $124 Other Commercial and Industrial 109 99 66 108 107 Total Commercial and Industrial $109 $138 $126 $192 $231 Oil & Gas % 0% 28% 48% 44% 54%

COMMERCIAL LINE UTILIZATION TRENDS 7 63% 64% 62% 59% 60% 59% 58% 58% 55% 47% 49% 52% 53% 52% 55% 56% 54% 52% 40% 45% 50% 55% 60% 65% 70% 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Commercial Real Estate Commercial & Business Lending

$8.2 $8.7 $9.1 $9.5 $9.5 $4.4 $4.3 $4.3 $4.6 $5.0 $3.1 $3.2 $3.3 $3.2 $3.2 $1.5 $1.6 $1.6 $1.6 $1.6 $1.3 $1.3 $1.4 $1.4 $1.4 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Money Market Noninterest-bearing Demand Interest-bearing Demand Time Deposits Savings DEPOSIT PORTFOLIO 8 1 – FDIC 2015 U.S Bank Branch Summary of Deposits; growth rates from June 30, 2014 to June 30, 2015 +7.7% (16.4%) +24.5% +6.9% +10.6% +2.8% $18.5 $19.1 $19.6 $20.3 $20.6 Average Quarterly Deposits ($ in billions) Year over Year Deposit Growth1 ASB Market Share Gain Overall State Growth

$613 $626 $646 $681 $676 2011 2012 2013 2014 2015 Net Interest Income 4.27% 3.98% 3.78% 3.60% 3.37% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 3.26% 3.30% 3.17% 3.08% 2.84% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $1 0 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 3.70% 3.50% 3.32% 3.14% 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 NET INTEREST INCOME AND MARGIN TRENDS 9 ($ in millions) 0.53% 0.30% 0.22% 0.20% 0.22% 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 Interest Bearing Deposit Costs Other Funding Costs 0.51% 0.35% 0.78% 0.35% 0.41% Total Loan Yield Total Interest-earning Yield - 37 bps Net Interest Margin 3.81% Yield on Interest-earning Assets Net Interest Income & Net Interest Margin Cost of Interest-bearing Liabilities

$140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Yield on Interest-earning Assets Net Interest Income & Net Interest Margin 3.04% 2.89% 2.83% 2.82% 2.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 3.60% 3.46% 3.38% 3.38% 3.37% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Total Interest-earning Yield 3.32% 3.20% 3.15% 3.13% 3.14% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 $170 $165 $165 $170 $169 $5 $3 $1 $1 $2 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Interest Recoveries, Prepayment Fees, & Deferred Fees Net Interest Income Net of Interest Recoveries, Prepayment Fees, & Deferred Fees NET INTEREST INCOME AND MARGIN QUARTERLY TRENDS 10 ($ in millions) Net Interest Margin 0.20% 0.21% 0.21% 0.22% 0.22% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Interest-Bearing Deposit Costs Other Funding Costs 0.35% 0.39% 0.40% 0.41% $168 Total Loan Yield $171 0.40% $166 $175 +6 bps $171 Cost of Interest-bearing Liabilities

$236 $220 $224 $227 $256 $37 $93 $89 $63 $72 2011 2012 2013 2014 2015 Mortgage Banking (net) and Other Noninterest Income Core Fee-based Revenue NONINTEREST INCOME – ANNUAL TRENDS ($ IN MILLIONS) Mortgage Banking (net) Income Other Noninterest Income2 11 1 – Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. 2 – Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. $273 1 Insurance Commissions $13 $64 $49 $21 $32 2011 2012 2013 2014 2015 $24 $29 $40 $42 $40 2011 2012 2013 2014 2015 $46 $47 $44 $44 $75 2011 2012 2013 2014 2015 $313 $313 $290 $328

$3 $7 $10 $7 $8 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 NONINTEREST INCOME – QUARTERLY TRENDS ($ IN MILLIONS) $11 $9 $11 $9 $11 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Mortgage Banking (net) Income $56 $64 $66 $64 $63 $14 $16 $21 $16 $19 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Mortgage Banking (net) and Other Noninterest Income Core Fee-based Revenue Other Noninterest Income2 12 1 – Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. 2 – Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. $70 $80 $87 $80 1 Insurance Commissions $11 $20 $20 $18 $18 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 $82

5,056 4,915 4,584 4,320 4,378 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 $360 $381 $397 $390 $405 $293 $294 $284 $289 $292 2011 2012 2013 2014 2015 Personnel Other Noninterest Expense NONINTEREST EXPENSE – ANNUAL TRENDS ($ IN MILLIONS) Technology and Equipment Spend Other Non-Personnel Spend2 1 – The fully tax-equivalent efficiency ratio is a non-GAAP financial measure, which we define as noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of this measure to “efficiency ratio” as defined by the Federal Reserve. 2 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology and Equipment spend 3 – FTE = Average Full Time Equivalent Employees Fully Tax-Equivalent Efficiency Ratio1 13 FTE3 Trend $653 $241 $227 $209 $209 $208 2011 2012 2013 2014 2015 $52 $67 $75 $80 $84 2011 2012 2013 2014 2015 $675 $681 $679 $697 71% 71% 69% 69% 68%

$21 $21 $22 $21 $20 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 NONINTEREST EXPENSE – QUARTERLY TRENDS ($ IN MILLIONS) $54 $53 $52 $49 $55 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Technology and Equipment Spend Other Non-Personnel Spend2 1 – The fully tax-equivalent efficiency ratio is a non-GAAP financial measure, which we define as noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of this measure to “efficiency ratio” as defined by the Federal Reserve. 2 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology and Equipment spend 3 – FTE = Average Full Time Equivalent Employees Fully Tax-Equivalent Efficiency Ratio1 14 $97 $100 $103 $101 $100 $75 $74 $74 $70 $75 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Personnel Other Noninterest Expense FTE3 Trend $172 $174 $177 $171 $175 4,320 4,422 4,465 4,421 4,378 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 69% 69% 69% 67% 69%

$566 $361 $235 $190 $302 4.04% 2.34% 1.48% 1.08% 1.61% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% $- $48 $126 204 $ 832 640 $ 48 526 $604 872 $ 680 4 8 $926 $1004 812 $1 620 48 $1326 404 $1 852 660 $1 48 72 6 $1804 892 $1 6200 48 $ 122 6 204 $ 8232 640 $ 42 8 526 $ 60 2 4 872 $ 6280 48 $ 922 6 3004 $ 812 3 620 $ 48 3326 $ 404 3 8 52 $ 660 3 48 $ 726 3804 $ 892 3 6400 $ 48 124 6 $ 204 8432 $ 6 40 44 8 $ 526 604 4 $ 872 6480 $ 48 924 6 $5004 812 $5 620 4 8 $5326 404 $5 852 660 $5 48 726 $5804 892 $5 6600 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 Potential Problem Loans PPLs / Total Loans CREDIT QUALITY – ANNUAL TRENDS ($ IN MILLIONS) 15 $357 $253 $185 $177 $178 2.54% 1.64% 1.17% 1.01% 0.95% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $4 8 $12 6 $20 4 $28 32 $ 6 40 $ 4 48 $52 6 $60 4 $68 72 $ 6 80 $ 4 88 $92 6 $100 4 $108 12 $1 6 20 $1 4 28 $132 6 $140 4 $148 52 $1 6 60 $1 4 68 $172 6 $180 4 $188 92 $1 6 200 $ 4 208 $ 12 2 6 $ 20 2 4 $ 28 232 $ 6 240 $ 4 248 $ 52 2 6 $ 60 2 4 $ 68 272 $ 6 280 $ 4 288 $ 92 2 6 $300 4 $308 12 $3 6 20 $3 4 28 $332 6 $340 4 $348 52 $3 6 60 $3 4 68 $372 6 $380 4 $388 92 $3 6 400 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 Nonaccrual Loans Nonaccrual Loans / Total Loans $151 $84 $39 $15 $30 1.13% 0.57% 0.25% 0.09% 0.16% 0.00% 0.50% 1.00% 1.50% 2.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 2011 2012 2013 2014 2015 Net Charge Offs NCOs / Avg Loans 106% 118% 145% 150% 154% 2.70% 1.93% 1.69% 1.51% 1.47% 1.00% 1.50% 2.00% 2.50% 3.00% 0% 80% 160% 4Q 2011 4Q 2012 4Q 2013 4Q 2014 4Q 2015 ALLL / Nonaccrual Loans ALLL / Total Loans Potential Problem Loans to Total Loans Nonaccrual Loans to Total Loans Net Charge Offs to Average Loans Allowance to Total Loans

$190 $219 $200 $264 $302 1.08% 1.22% 1.09% 1.42% 1.61% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $4 8 $12 6 $20 4 $28 32 $ 6 40 $ 4 48 $52 6 $60 4 $68 72 $ 6 80 $ 4 88 $92 6 $100 4 $108 12 $1 6 20 $1 4 28 $132 6 $140 4 $148 52 $1 6 60 $1 4 68 $172 6 $180 4 $188 92 $1 6 200 $ 4 208 $ 12 2 6 $ 20 2 4 $ 28 232 $ 6 240 $ 4 248 $ 52 2 6 $ 60 2 4 $ 68 272 $ 6 280 $ 4 288 $ 92 2 6 $300 4 $308 12 $3 6 20 $3 4 28 $332 6 $340 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Potential Problem Loans PPLs / Total Loans CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) 16 $177 $174 $160 $147 $178 1.01% 0.97% 0.88% 0.80% 0.95% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $4 8 $12 6 $20 4 $28 32 $ 6 40 $ 4 48 $52 6 $60 4 $68 72 $ 6 80 $ 4 88 $92 6 $100 4 $108 12 $1 6 20 $1 4 28 $132 6 $140 4 $148 52 $1 6 60 $1 4 68 $172 6 $180 4 $188 92 $1 6 200 $ 4 208 $ 12 2 6 $ 20 2 4 $ 28 232 $ 6 240 $ 4 248 $ 52 2 6 $ 60 2 4 $ 68 272 $ 6 280 $ 4 288 $ 92 2 6 $300 4 $308 12 $3 6 20 $3 4 28 $332 6 $340 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Nonaccrual Loans Nonaccrual Loans / Total Loans $4 $6 $9 $8 $8 0.10% 0.13% 0.19% 0.17% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $- $4 $8 $12 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 Net Charge Offs NCOs / Avg Loans (annualized) 150% 152% 163% 178% 154% 1.51% 1.48% 1.43% 1.42% 1.47% 1.00% 1.50% 2.00% 2.50% 3.00% 0% 80% 160% 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 ALLL / Nonaccrual Loans ALLL / Total Loans Potential Problem Loans to Total Loans Nonaccrual Loans to Total Loans Net Charge Offs to Average Loans Allowance to Total Loans

2016 OUTLOOK Balance Sheet  High single digit annual average loan growth  Maintain Loan to Deposit ratio under 100% Net Interest Margin  Modest upward trend, assuming additional Federal Reserve action to raise rates Noninterest Income  Flat to prior year, excluding investment securities gains Non Noninterest Expense  Flat to prior year Capital  Continue to follow stated corporate priorities for capital deployment Provision  Expected to increase with loan growth and changes in risk grade or other indications of credit quality 17

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio Reconciliation	4Q 2014	1Q 2015	2Q 2015	3Q 2015	4Q 2015	2011	2012	2013	2014	2015
Federal Reserve efficiency ratio	70.54%	70.30%	70.23%	68.83%	70.36%	73.33%	72.92%	71.05%	70.28%	69.93%
Taxable equivalent adjustment	(1.41)	(1.42)	(1.34)	(1.39)	(1.53)	(1.73)	(1.61)	(1.46)	(1.36)	(1.42)
Other intangible amortization	(0.31)	(0.32)	(0.35)	(0.35)	(0.20)	(0.51)	(0.43)	(0.41)	(0.39)	(0.30)
Fully tax-equivalent efficiency ratio	68.82%	68.56%	68.54%	67.09%	68.63%	71.09%	70.88%	69.18%	68.53%	68.21%

The efficiency ratio is defined by the Federal Reserve guidance as noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.

The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Common Equity Tier 1

Common equity Tier 1, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses common equity Tier 1, along with other capital measures, to assess and monitor our capital position. Common equity Tier 1 (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

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